UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 5, 2008

Genesee & Wyoming Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

66 Field Point Road, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203-629-3722

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

Genesee & Wyoming Inc. (GWI) today announced the following executive stock transactions.

On November 5, 2008, Executive Chairman Mortimer B. Fuller III entered into a planned sale of certain shares of GWI's Class A common stock. Under the terms of the plan, adopted in compliance with U.S. Securities and Exchange Commission Rule 10b5-1, Mr. Fuller proposes to sell up to 600,000 shares of GWI Class A common stock from time to time. All GWI Class A common stock subject to the plan were obtained by Mr. Fuller voluntarily converting an equal amount of GWI Class B common stock.

The 600,000 Class A common shares that are the subject of the plan represent approximately 18% of the total number of shares of GWI's stock beneficially owned by Mr. Fuller. In the event that all 600,000 shares under the plan are sold, Mr. Fuller will still beneficially own 239,912 shares of GWI Class A common stock and 2,427,668 shares of GWI Class B common stock. Mr. Fuller entered into the plan to diversify a portion of his holdings and for tax planning purposes.

GWI owns and operates short line and regional freight railroads in the United States, Canada, Australia and the Netherlands, and owns a minority interest in a railroad in Bolivia. Operations currently include 63 railroads organized in nine regions, with more than 6,700 miles of owned and leased track and approximately 3,000 additional miles under track access arrangements. GWI provides rail service at 16 ports in North America and Europe and performs contract coal loading and railcar switching for industrial customers.

Forward Looking Statements

Certain statements in this report that discuss GWI’s expectations are forward-looking statements within the meaning of the federal securities laws and are based upon GWI’s current belief as to the outcome of future events. Although GWI believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements. GWI cautions investors and potential investors not to place undue reliance on such statements and disclaims any intention to update the current expectations or forward-looking statements contained in this filing.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

November 6, 2008	By:	/s/ Allison M. Fergus

Name: Allison M. Fergus
Title: General Counsel and Secretary